EXHIBIT 10.11

                         ARDENT ACQUISITION CORPORATION

                                                ______________, 2005

American Fund Advisors, Inc.
1415 Kellum Place, Suite 205
Garden City, New York 11530

Gentlemen:

      This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering ("IPO") of the securities of Ardent Acquisition Corporation ("AAC") and continuing until (the "Termination Date") the earlier of the consummation by AAC of a "Business Combination" or the distribution of AAC's "Trust Fund" (as such terms are described in AAC's IPO prospectus), American Fund Advisors, Inc. shall make available to AAC certain office and secretarial services as may be required by AAC from time to time, situated at 1415 Kellum Place, Suite 205, Garden City, New York 11530. In exchange therefore, AAC shall pay American Fund Advisors, Inc. the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

                                        Very truly yours,


                                        ARDENT ACQUISITION CORPORATION

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

AGREED TO AND ACCEPTED BY:


AMERICAN FUND ADVISORS, INC.

By:
    -------------------------
    Name:
    Title: